UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 11, 2008

EMERGENCY MEDICAL SERVICES CORPORATION

EMERGENCY MEDICAL SERVICES L.P.

(Exact Name of Each Registrant as Specified in Their Charters)

Delaware	001-32701 333-127115	20-3738384 20-2076535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification#)

6200 S. Syracuse Way, Suite 200, Greenwood Village, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(303) 495-1200

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD.

Item 7.01            Regulation FD Disclosure.

On March 11, 2008, Emergency Medical Services Corporation (“EMSC”) announced that it closed the previously-announced transaction to acquire all of the issued and outstanding shares of capital stock of River Medical, Inc., an Arizona corporation, based in Lake Havasu City, Arizona.  River Medical is the exclusive provider of emergency ambulance transportation services to Lake Havasu City and La Paz and Mohave Counties in western Arizona. River Medical is now a wholly-owned subsidiary of EMSC’s subsidiary, American Medical Response, and will continue to operate under the River Medical brand.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The information in this report shall not be deemed to constitute an admission that such information contains material information required to be furnished by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES CORPORATION (Registrant)

	By:	/s/ Todd G. Zimmerman
March 11, 2008		Todd G. Zimmerman
Executive Vice President and General Counsel

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERGENCY MEDICAL SERVICES L.P. (Registrant)

	By:	Emergency Medical Services Corporation, its General Partner

	By:	/s/ Todd G. Zimmerman
March 11, 2008		Todd G. Zimmerman
Executive Vice President and General Counsel